Prospectus
                                                  June 26, 2000

  Managed High Income Portfolio Inc.

  Common Stock
    Listed on the New York Stock Exchange
    Trading Symbol -- MHY

   Managed High Income Portfolio Inc. is a diversified, closed-end management investment company. The portfolio's primary investment objective is high current income. Capital appreciation is a secondary objective. The portfolio invests primarily in high-yielding corporate bonds, debentures and notes. The portfolio may invest up to 35% of its assets in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights.

   Credit quality Primarily below investment grade. This means that the fixed-income securities in which the portfolio invests are rated in the lower rating categories by a rating agency or are of comparable quality. These lower rated securities are also called junk bonds or high yield securities. The portfolio may not purchase additional fixed-income securities rated by a rating agency (or considered to be) lower than B if more than 10% of the portfolio's assets are invested in such securities.

   Maturity Under normal market conditions, the portfolio's average remaining portfolio maturity is between 5 and 10 years. The portfolio may, however, invest in individual fixed-income securities of any maturity.

   The market price of shares of closed-end funds frequently are less than the net asset value per share. For more information about this or other risks of investing in the portfolio, see "Risk Factors and Special Considerations" on page 20.

   The prospectus contains important information about the portfolio. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

   The statement of additional information dated June 26, 2000 (SAI) provides more detailed information about the portfolio and is incorporated into this prospectus by reference. The SAI and shareholder reports can be obtained without charge from your Salomon Smith Barney Financial Consultant or from the

                                                           (Continued on page 2)

Salomon Smith Barney Inc.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIME.

                                                  June 26, 2000

portfolio by calling 1-800-451-2010 or writing to the portfolio at 388 Greenwich Street, New York, New York 10013. Information about the portfolio can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the portfolio are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Table of Contents

Prospectus Summary                                                4
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Fund Expenses                                                     8
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Financial Highlights                                              9
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The Portfolio                                                    10
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The Offering                                                     10
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Use of Proceeds                                                  10
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Investment Objectives and Policies                               10
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Risk Factors and Special Considerations                          20
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Investment Restrictions                                          24
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Share Price Data                                                 25
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Management of the Portfolio                                      25
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Dividends and Distributions; Dividend Reinvestment Plan          27
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Net Asset Value                                                  29
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Taxes                                                            30
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Description of Common Stock                                      31
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Stock Purchases and Tenders                                      32
-------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation              33
-------------------------------------------------------------------
Custodian, Transfer Agent, Dividend-Paying Agent and Registrar   34
-------------------------------------------------------------------

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Further Information                                              34
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Appendix A                                                      A-1
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

Prospectus Summary

   The following is a summary of more complete information appearing later in the prospectus. You should read the entire prospectus because it contains details that are not in the summary. Cross references in the summary to headings in the prospectus will help you locate information.

   Investment Objectives and Primary Investments The portfolio's primary investment objective is high current income. Capital appreciation is a secondary objective. The portfolio invests primarily in high-yielding corporate bonds, debentures and notes. The portfolio may invest up to 35% of its assets in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Although the portfolio may invest in securities of any maturity, under current market conditions, the portfolio intends to invest in fixed-income securities which have an average remaining maturity of between 5 and 10 years.

   The fixed-income securities purchased by the portfolio are generally below investment grade. This means that they are rated lower than the four highest rating categories (BB or below) by a nationally recognized statistical ratings organization ("NRSRO"), or unrated securities that the portfolio's investment manager deems to be of comparable quality. These lower rated securities are also called junk bonds or high yield securities. The portfolio may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

   The Offering The portfolio's shares of common stock trade on the New York Stock Exchange. Salomon Smith Barney Inc ("Salomon Smith Barney") intends to buy and sell the portfolio's shares and make a market in the common stock. Salomon Smith Barney is not obligated to conduct market-making activities and may stop doing so at any time without notice. See "The Offering" and "Use of Proceeds."

   Listing The New York Stock Exchange ("NYSE").

   Symbol MHY.

   Investment Manager SSB Citi Fund Management LLC, successor to SSBC Fund Management Inc. ("SSB Citi" or "the manager"). The manager selects and manages the portfolio's investments in accordance with the portfolio's investment objectives and policies. SSB Citi is also the portfolio's administrator and oversees the portfolio's non-investment operations and its relations with its service providers. For its services, SSB Citi receives a fee equal on an annual basis to 1.10% of the portfolio's average daily net assets.

   Risk Factors and Special Considerations The value of the securities in the portfolio fluctuates in price and the value of your investment in the portfolio will go up and down in value. This means that you could lose money on your investment in the portfolio or the portfolio could perform less well than other possible investments. In addition, the price of the shares is determined by market prices on the NYSE and elsewhere, so you may receive a price that is less than net asset value when you sell your shares. The principal risks associated with an investment in the portfolio are described below.

   Below investment grade securities. The portfolio invests primarily in securities rated below investment grade by a rating agency or considered to be of comparable quality. Investment in below investment grade securities involves a substantial risk of loss. These securities are speculative with respect to the issuer's ability to pay interest and principal.

   Compared to investment grade securities, lower-rated securities are more susceptible to default or decline in market value due to adverse economic and business developments and their market value tends to be more volatile. Further, the market for lower-rated securities tends to be less liquid than the market for investment grade securities.

   The portfolio may invest in securities issued by companies that are in default on their obligations to pay interest and/or principal. The portfolio may lose its complete investment in these securities.

   Fixed-income securities. In addition to the special risks associated with investments in lower-rated securities, the portfolio's investments in fixed-income securities may be affected by any of the following:

  . Interest rates rise, causing the value of the portfolio's investments generally to decline.

  . When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk.

  . The issuer of a security owned by the portfolio has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

  . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect.

  . Lower-rated securities fall out of favor with investors, which will adversely affect their market value and liquidity.

   Equity securities. Equity securities have historically had higher returns but have had significantly more volatile returns than fixed-income securities. The portfolio's equity securities may decline in value if there is a general decline in the equity securities markets or if an adverse event, such as an unfavorable earnings report, depresses the market price of a portfolio investment.

   Foreign securities. The market value of the portfolio's foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the portfolio which are denominated or quoted in those currencies. These risks are greater to the extent that the portfolio invests in securities of issues located in emerging market countries.

   Derivatives. The portfolio may hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark.

   Even a small investment in derivative contracts can have a big impact on the portfolio's interest rate or stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the portfolio's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the portfolio less liquid and harder to value, especially in declining markets. Derivatives include futures and options transactions.

   Closed end investment company. The portfolio is a closed-end investment company and its shares may trade on the NYSE at a price that is less than its net asset value.

   See "Investment Objectives and Policies," "Risk Factors and Special Considerations" and "Certain Provisions of the Articles of Incorporation."

   Dividends and Distributions Any dividends from net investment income (income other than net realized capital gains) are paid monthly and any distributions of net realized capital gains are paid annually. The portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Your dividends or distributions are reinvested in additional portfolio shares through participation in the Dividend Reinvestment Plan, unless you elect to receive cash. The number of shares issued to you by the plan depends on the price of the shares. The price of the shares is determined by the market price at the time the shares are purchased.

                                          Price of Portfolio Shares
  Market Price of Portfolio Shares              Issued by Plan
  --------------------------------       ---------------------------
  Greater than or equal net asset value  Shares issued at net asset value or 95% of market
                                         price, whichever is greater
  Less than net asset value              Market price

   See "Dividends and Distributions; Dividend Reinvestment Plan."

   Custodian PNC Bank, National Association (PNC Bank) is the portfolio's custodian. See "Custodian, Transfer Agent, Dividend-Paying Agent and Registrar."

   Transfer Agent, Dividend-Paying Agent and Registrar PFPC Global Fund Services (PFPC) (formerly First Data Investor Services Group, Inc.) is the portfolio's transfer agent, dividend-paying agent and registrar. See "Custodian, Transfer Agent, Dividend-Paying Agent and Registrar."

   Stock Purchases and Tenders The portfolio's Board of Directors currently contemplates that the portfolio may from time to time consider the repurchase of its common stock on the open market or make tender offers for the common stock. See "Stock Purchases and Tenders."

Fund Expenses

   The following table shows the expenses the portfolio pays. As a shareholder, you indirectly pay these expenses.

--------------------------------------------------------------------------------
Annual Expenses
  (as a percentage of net assets)*
  Management fees.......................................................  1.10%
  Other expenses........................................................  0.08%
--------------------------------------------------------------------------------
Total Annual Operating Expenses*........................................  1.18%
--------------------------------------------------------------------------------
  Management fee waiver and expense reimbursement**.....................  (.03)%
  Net annual operating expenses.........................................  1.15%
--------------------------------------------------------------------------------

 * See "Management of the Portfolio" for additional information. "Other expenses" are based on data from the portfolio's fiscal year ended February 29, 2000.

** Management has agreed to waive a portion of its investment advisory fees.
   Management may discontinue or modify this investment advisory fee waiver at any time.

  Example

   An investor would pay the following expenses on a $10,000 investment, assuming a 5.00% annual return:

      One Year            Three Years                   Five Years                   Ten Years
----------------------------------------------------------------------------------------------
        $120                 $375                          $649                       $1,432
----------------------------------------------------------------------------------------------

   This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual expenses remain the same in the years shown. This example should not be considered a representation of future expenses. Actual expenses may be more or less than those shown.

Financial Highlights

The following information for the five years ended February 29, 2000 has been audited by KPMG LLP, independent accountants, whose report thereon appears in the portfolio's annual report dated February 29, 2000. The information for the two years ended February 28, 1995 has been audited by other auditors. The information set forth below should be read in conjunction with the financial statements and related notes that also appear in the portfolio's Annual Report, which is incorporated by reference into this prospectus and Statement of Additional Information.
For a share of capital stock outstanding throughout each year:


                          2000(1)    1999     1998     1997    1996(2)   1995     1994(5)

Net Asset Value,
Beginning of Year         $10.73     $11.87   $11.59   $11.36   $10.88   $12.39    $12.00
--------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
 Net investment income      1.00       1.01     1.09     1.12     1.13     1.12      0.98
 Net realized and
 unrealized gain (loss)    (0.76)     (1.12)    0.28     0.21     0.65    (1.48)     0.51
--------------------------------------------------------------------------------------------
Total Income (Loss) From
Operations                  0.24      (0.11)    1.37     1.33     1.78    (0.36)     1.49
--------------------------------------------------------------------------------------------
Gain from Repurchase of
Treasury Stock              0.03        --       --       --       --      0.00*    (0.02)
--------------------------------------------------------------------------------------------
Offering Costs Credited
(Charged) to Paid-In
Capital                      --         --       --       --       --       --        --
--------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income     (0.98)     (1.03)   (1.09)   (1.08)   (1.27)   (1.00)    (0.96)
 Net realized gains          --         --       --       --       --     (0.15)    (0.12)
 Capital                     --         --       --     (0.02)   (0.03)     --        --
--------------------------------------------------------------------------------------------
Total Distributions        (0.98)     (1.03)   (1.09)   (1.10)   (1.30)   (1.15)    (1.08)
--------------------------------------------------------------------------------------------
Net Asset Value, End of
Year                      $10.02     $10.73   $11.87   $11.59   $11.36   $10.88    $12.39

Total Return, Based on
Market
Value(4)                  (13.40)%   (2.44)%   10.96%   15.37%   18.83%   0.14%    6.85%++

Total Return, Based on
Net Asset Value(4)          3.89%    (0.72)%   12.43%   12.65%   17.80%   (2.18)%   12.67%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year
(millions)                  $435       $475     $523     $494     $477     $456      $520
--------------------------------------------------------------------------------------------
Ratios to Average Net
Assets:
 Expenses(3)                1.15%      1.17%    1.18%    1.20%    1.24%    1.24%     1.19%
 Net investment income      9.62       9.03     9.19     9.89     9.74     9.96      8.74+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate       80%        84%      94%      61%      73%      62%      108%
--------------------------------------------------------------------------------------------
Market Value, End of
Year                      $8.125    $10.438  $11.750  $11.625  $11.125  $10.500   $11.750
--------------------------------------------------------------------------------------------

(1) For the year ended February 29, 2000.

(2) For the year ended February 29, 1996

(3) The manager has waived a portion of its fees for the year ended February 29, 2000. If such fees had not been waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.

(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

(5) For the period from March 26, 1993 (commencement of operations) to February 28, 1994.
 * Amount represents less than $0.01

++Total return is not annualized, as it may not be representative of the total return for the year.

+ Annualized.

The Portfolio

   The portfolio was incorporated under the laws of the State of Maryland on December 24, 1992 and is registered under the Investment Company Act of 1940, as amended ("1940 Act"). Its principal office is located at 388 Greenwich Street, New York, New York 10013. The portfolio's telephone number is 1-800-331-1710.

The Offering

   Salomon Smith Barney currently makes a market in the common stock. This prospectus is to be used by Salomon Smith Barney in connection with offers and sales of the common stock in the market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of sale. Salomon Smith Barney is not required to make a market in the common stock and may stop doing so at any time. You should not rely on Salomon Smith Barney's market making activities to provide an active or liquid trading market for the common stock.

Use of Proceeds


   The portfolio will not receive any proceeds from the sale of any common stock offered pursuant to this prospectus. Proceeds received by Salomon Smith Barney as a result of its market-making in the common stock will be used by Salomon Smith Barney in connection with its secondary market operations and for general corporate purposes.

Investment Objectives and Policies


   Set out below is a general description of the portfolio investment objectives and investment policies.


   General

   The portfolio's primary investment objective is high current income. Capital appreciation is a secondary objective. Set out below is a description of the investment objectives and principal investment policies of the portfolio. No assurances can be given that the portfolio will be able to achieve its investment objectives. The portfolio's investment objectives may only be changed by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the portfolio's outstanding shares.

   In seeking its objectives, the portfolio will invest, under normal circumstances, at least 65% of its assets in high-yielding corporate bonds, debentures and notes. Although the portfolio may invest in securities of any maturity, under current market conditions the portfolio intends that its portfolio of fixed-income securities will have an average remaining maturity of between 5 and 10 years. SSB Citi may adjust the portfolio's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. Up to 35% of the portfolio's assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates.

   The fixed income securities purchased by the portfolio generally will be rated in the lower categories of NRSROs, as low as C by Moody's Investors Service, Inc. (Moody's) or D by Standard Poor's Rating Group (S&P) or the equivalent rating by another NRSRO, or, if unrated, will be securities that SSB Citi deems to be of comparable quality. However, the portfolio will not invest in securities that have been assigned a rating lower than B by any NRSRO if, immediately after such purchase, more than 10% of its total assets are invested in such securities. See Appendix A for more information on NRSRO ratings. The portfolio may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The portfolio may also invest in higher-rated securities when SSB Citi believes that a more defensive investment strategy is appropriate in light of market or economic conditions. The portfolio also may lend its portfolio securities and purchase or sell securities on a when-issued or delayed-delivery basis.

   The portfolio may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars. In order to mitigate the effects of uncertainty in future exchange rates affecting the portfolio's non-dollar investments, the portfolio may engage in currency exchange transactions and currency futures contracts and related options and purchase options on foreign currencies. The portfolio also may hedge against the effects of changes in the value of its investments by entering into interest rate futures contracts and related options. Special considerations associated with the portfolio's investments are described below.

  Investment Techniques

   The portfolio may employ, among others, the investment techniques described below:

   Corporate Securities. Corporate securities in which the portfolio may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates and preferred stock. Certain of the corporate fixed-income securities in which the portfolio may invest may involve equity characteristics. In addition, the portfolio may invest in participations that are based on revenues, sales or profit of an issuer or in common stock offered as a unit with corporate fixed-income securities.

   Money-Market Instruments. When SSB Citi believes that economic circumstances warrant a temporary defensive posture, the portfolio may invest without limitation in short-term money market instruments rated in the two highest ratings categories by an NRSRO, or, if unrated, of comparable quality in the opinion of SSB Citi. The portfolio may also invest in money market instruments to help defray operating expenses, to serve as collateral in connection with certain investment techniques and to hold as a reserve pending the payment of dividends to investors. Money market instruments in which the portfolio typically expects to invest include: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper; and repurchase agreements. To the extent the portfolio invests in short-term money market instruments, it may not be pursuing its investment objectives.

   Repurchase Agreements. The portfolio may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the portfolio would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the portfolio's holding period. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions on the portfolio's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SSB Citi, acting under the supervision of the portfolio's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of the banks and dealers with which the portfolio enters into repurchase agreements to evaluate potential risk.

   Government Securities. U.S. government securities in which the portfolio may invest include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities. Included among the direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

   Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The portfolio may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities, and delayed interest securities are securities which do not pay interest for a specified period. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. The portfolio's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the portfolio each year.

   Convertible Securities and Synthetic Convertible Securities. The portfolio may invest in convertible securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments which provide a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

   Futures Contracts and Options on Futures Contracts. When deemed advisable by SSB Citi the portfolio may enter into interest rate and currency futures contracts and may purchase and sell put and call options on such futures contracts. The portfolio will enter into such transactions for hedging purposes or for other appropriate risk-management purposes permitted under the rules and regulations of the Commodity Futures Trading Commission (the "CFTC") and the Commission and may enter into closing purchase transactions with respect to options written by the portfolio in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The portfolio may only enter into futures contracts traded on regulated commodity exchanges.

   An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the portfolio, there are no daily cash payments made by the portfolio to reflect changes in the value of the underlying contract: however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

   The portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options to establish positions that are not bona fide hedging positions (as defined by the CFTC) exceed 5% of the fair market value of the portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts. In the event that the portfolio enters into short positions in futures contracts as a hedge against a decline in the value of its portfolio securities, the value of such futures contracts may not exceed the total market value of the portfolio's investments. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash or cash equivalents set aside plus accrued profits held in a segregated account. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the portfolio may enter into futures contracts or engage in options transactions. See "Taxes."

   Currency Exchange Transactions and Options on Foreign Currencies. In order to protect against uncertainty in the level of future exchange rates, the portfolio may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies. The portfolio will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. The portfolio's dealings in forward currency exchange and options on foreign currencies are limited to hedging involving either specific transactions or portfolio positions.

   A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

   The portfolio may purchase put options on a foreign currency in which securities held by the portfolio are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. The portfolio may purchase a call option on a foreign currency to hedge against an adverse exchange rate of the currency in which a security that it anticipates purchasing is denominated in relation to the currency in which the exercise price is denominated. An option on a foreign currency gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option. Although the purchase of an option on a foreign currency may constitute an effective hedge by the portfolio against fluctuations in the exchange rates, in the event of rate movements adverse to the portfolio's position, the portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies purchased by the portfolio may be traded on domestic and foreign exchanges or traded over-the-counter.

   Although the foreign currency market may not necessarily be more volatile than the market in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearing-house, default on the contract would deprive the portfolio of unrealized profits or force the portfolio to cover its commitments for the purchase or resale, if any, at the current market price.

   When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the portfolio may purchase or sell any portfolio securities on a when-issued or delayed-delivery basis. The portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The portfolio will establish a segregated account consisting of cash, U.S. government securities or other high grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery commitments. Placing securities rather than cash in the segregated account may have a leveraging effect on the portfolio's net assets. The portfolio will not accrue income with respect to a when-issued security prior to its stated delivery date.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the portfolio has the ability to lend portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities.

   Illiquid Securities. The portfolio may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). An illiquid security is any security that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the portfolio. The price the portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

   Rule 144A Securities. The portfolio may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Directors had adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of Rule 144A securities. However, the Board of Directors maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A securities could have the effect of increasing the level of illiquidity in the portfolio to the extent that there is temporarily no market for these securities among qualified institutional buyers.

   Securities of Developing Countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   Securities of Unseasoned Issuers. Securities in which the portfolio may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, the issuers of certain securities may lack a significant operating history and be dependent on products or services without an established market share.

   Short Sales Against the Box. The portfolio may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the portfolio owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the portfolio. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The portfolio will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time.

   Asset Backed Securities. The portfolio may invest in Asset Backed Securities. An Asset Backed Security ("ABS") represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of ABSs, as will the exhaustion of any credit enhancement. The risks in investing in an ABS ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of ABSs, the portfolio would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, the loans underlying ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

   Real Estate Investment Trusts. The portfolio may invest in Real Estate Investment Trusts. Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are always subject to risks generally associated with investments in real estate. The portfolio will invest primarily in REIT issued debt.

   Investments in Corporate Loans. The portfolio may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The portfolio may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the portfolio had invested would have an adverse affect on the portfolio's net asset value. Corporate loans in which the portfolio may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

   The portfolio may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the portfolio having a contractual relationship only with the lender and not the borrower. The portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The portfolio will acquire Participations only if the lender interpositioned between the portfolio and the borrower is determined by management to be creditworthy. When the portfolio purchases Assignments from lenders, the portfolio will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

   In addition, the portfolio may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the portfolio to assign a value to those securities for purposes of valuing the portfolio's investments and calculating its net asset value. The portfolio's policy limiting its illiquid securities will be applicable to investments in corporate loans.


Risk Factors and Special Considerations

   There are risks associated with an investment in the portfolio. You should consider whether the portfolio is an appropriate investment for you. The portfolio invests primarily in lower-rated securities. An investment in these securities is speculative and involves a substantial risk of loss. Circumstances or events that affect the value of fixed-income securities in general and lower-rated securities in particular will affect the portfolio's net asset value. In addition to the risks discussed elsewhere in this prospectus, an investment in the portfolio involves the following risks:

  The issuer of a lower-rated security may default on its obligation to pay

   . At the time of the portfolio's investment, the issuer of a lower-rated security may be in default on its obligations to pay interest and principal or it may subsequently default on its payment obligations. If an issuer did not make timely payments, the portfolio would not receive the anticipated income from the investment and the portfolio's investment would decline in value or may be worth less. This would decrease the portfolio's net asset value.

   . The risk of default is greater for lower-rated securities than for investment grade securities. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available. These issuers may be unable to make principal and interest payment obligations during an economic

 <R/>

downturn or during sustained periods of rising interest rates. Payment on these lower-rated securities may also rank lower than payment on other obligations of the issuer.

   . Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations. The market value of lower-rated securities is more sensitive to changes in the issuer's financial condition and changes in economic conditions than is the market value of investment grade securities.

   .


The portfolio may invest up to 10% of its assets in securities rated lower than B by a rating agency. These securities generally lack characteristics of desirable investments, and the chance that the portfolio would collect principal and interest payments on these securities is small.
<R/>

  The issuer of a lower-rated security declares bankruptcy

   . The issuer of a lower-rated security might declare or be in bankruptcy and the portfolio could experience loss or delays collecting interest and principal. To enforce its rights to collect principal and interest payments, the portfolio might be required to incur additional expenses which would reduce its net asset value. The portfolio may lose some or all of its investment in lower-rated securities upon default or bankruptcy because these securities are generally unsecured and frequently rank below payment obligations on more senior indebtedness.

  Less liquid markets for lower-rated securities

   . The market for lower-rated securities may be less liquid than for investment grade securities. There may be no established trading markets for certain lower-rated securities, and trading in these securities may be relatively inactive. If markets are less liquid, the portfolio may not be able to purchase these securities when the manager desires to do so or to sell the portfolio's securities when the manager determines it appropriate or at a fair price. Further, the ability of the manager to value lower-rated securities may be more difficult and the manager's judgment may play a greater role in their valuation.

   . Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets.

  Interest rate sensitivity

   . Fixed-income securities, including lower-rated securities, are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the portfolio's fixed-income securities can be expected to decrease. When interest rates are declining, the value of the portfolio's fixed-income securities can be expected to increase. The portfolio's net asset value may fluctuate in response to the increasing or decreasing value of the portfolio's fixed-income securities.

  Call or prepayment risk

   . Fixed-income securities, including lower-rated securities, frequently permit their issuers to prepay, call or repurchase the securities from their holders, such as the portfolio. As a result of declining interest rates, the issuer of a fixed-income security may exercise its prepayment, call or repurchase right on the security, forcing the portfolio to replace the security with a lower yielding security. This would decrease the return to the portfolio.

   . If the portfolio purchased a fixed-income security at a premium, it would experience a loss of that premium in the event that the issuer of that security exercises its prepayment, call or repurchase right.

  Extension risk

   . When interest rates are rising, the average life of certain types of fixed-income securities is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the fixed-income security's duration and reduce the value of the security. This is known as extension risk.

  Equity securities

   . The portfolio's equity securities may decline in value if:

    . The stock market goes down.

    . Companies in which the portfolio invests suffer unexpected losses or lower than expected earnings.

    . The manager's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the portfolio prove to be wrong.

  Foreign securities

   . There are additional risks associated with investing in securities of foreign companies and governments compared to investing in U.S. issuers. These risks include:

    . Less information may be available about foreign companies and markets due to relaxed disclosure or accounting standards or regulatory practices.

    . Many foreign markets are smaller, less liquid and more volatile than U.S. markets. As a result, the manager may not be able to sell the portfolio's securities in amounts and at prices it considers reasonable.

    . The U.S. dollar appreciates against foreign currencies causing the value of the portfolio's foreign securities to be worth less.

    . Economic, political or social instability in foreign countries disrupts the markets where the portfolio's foreign securities are traded.

   . These risks are greater to the extent that the portfolio invests in securities of issuers located in emerging market countries.

  When-Issued and Delayed Delivery Transactions

   The portfolio may use when-issued and delayed delivery transactions to purchase securities. The value of securities purchased in these transactions may decrease before they are delivered to the portfolio. Also, the yield on securities purchased in these transactions may be higher in the market when the delivery takes place.

  Lending Securities

   If the party borrowing the portfolio's securities fails financially, the portfolio may be unable to recover the loaned securities.

  Financial Futures and Options

   The portfolio may use financial futures contracts and options on these contracts to protect the portfolio from a decline in the price of fixed-income obligations it owns or an increase in the price of a fixed-income obligation it plans to buy. These are risks associated with futures and options transactions.

   . Because it is not possible to correlate perfectly the price of the securities being hedged with the price movement in a futures or option contract, it is not possible to provide a perfect offset to losses on the securities. Losses on the portfolio's securities may be greater than gains on the futures or options contract, or losses on the futures or options contract may be greater than gains on the securities subject to the hedge.

   . To compensate for imperfect correlation, the portfolio may over-hedge or under-hedge by entering into futures contracts or options on futures contracts in dollar amounts greater or lesser than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the portfolio could lose money from these positions.

   . If the portfolio hedges against an increase in interest rates, and rates decline instead, the portfolio will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the portfolio may have to sell securities at a time it would not normally choose.

Investment Restrictions

   The portfolio has adopted certain fundamental investment restrictions that may be changed only with the prior approval of the holders of a majority of the portfolio's outstanding voting securities. A "majority of the portfolio's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of the portfolio's common stock present at a meeting of shareholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting or (2) more than 50% of the outstanding shares. For a complete listing of the investment restrictions applicable to the portfolio, see "Investment Restrictions" in the portfolio's SAI dated June 26, 2000. All percentage limitations included in the investment restrictions apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require the portfolio to dispose of any security that it holds.

Share Price Data

   The common stock is traded on the NYSE under the symbol "MHY." Salomon Smith Barney intends to buy and sell the portfolio's shares in order to make a market in the portfolio's common stock.

   The following table sets forth the high and low sales prices for the common stock, the net asset value per share and the discount or premium to net asset value represented by the quotation for each quarterly period within the two most recent fiscal years.

Qarterlyu        Net                         Net Asset      NYSE      Premium
 Period      Asset Value        NYSE         Value at     Price at   (Discount)
 Ended       Price Range    Price Range    Quarter Ended Quarter End   to NAV
 ------------------------------------------------------------------------------
 5/31/98    $11.80-$11.94 $ 11.25-  $11.75    $11.81      $11.438       (3.16)%
 8/31/98     10.99- 11.84    9.75-  11.625     10.99        9.750      (11.28)
 11/30/98    10.33- 10.97  9.5625-  11.125     10.97       10.750       (2.01)
 2/28/99     10.73- 10.98  10.125-   10.98     10.73       10.438       (2.72)
 5/31/99     10.57- 10.96  9.9375- 10.5625     10.57       10.1875      (3.62)
 8/31/99     10.21- 10.57  8.9375- 10.5625     10.21        9.25        (9.40)
 11/30/99    10.00- 10.21    8.25-  9.3125     10.12        8.3125     (17.86)
 2/29/00      9.99- 10.25    8.00-  8.6875     10.02        8.125      (18.91)
 5/31/00      9.34- 10.06    8.00-   8.375      9.40        8.375      (10.90)
 ------------------------------------------------------------------------------

Management of the Portfolio


  Board of Directors

   Overall responsibility for management and supervision of the portfolio rests with the portfolio's Board of Directors. The Directors approve all significant agreements with the portfolio's investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the portfolio are delegated to the portfolio's investment adviser and administrator. The SAI contains background information regarding each Director and executive officer of the portfolio.

  Investment Adviser and Administrator


   SSB Citi, located at 388 Greenwich Street, New York, New York 10013, serves as the portfolio's investment adviser. SSB Citi, through its predecessors has been in the investment counseling business since 1934 and currently manages investments in companies with total assets as of May 31, 2000 in excess of $218 billion.

   The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

   Subject to the supervision and direction of the portfolio's Board of Directors, SSB Citi manages the securities held by the portfolio in accordance with the portfolio's stated investment objectives and policies, makes investment decisions for the portfolio, places orders to purchase and sell securities on behalf of the portfolio and employs managers and securities analysts who provide research services to the portfolio. The portfolio pays SSB Citi a fee for investment advisory services provided to the portfolio that is computed daily and paid monthly at the annual rate of 0.90% of the value of the portfolio's average daily net assets.


   Transactions on behalf of the portfolio are allocated to various dealers by SSB Citi in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for their research, statistical or other services to enable SSB Citi to supplement its own research and analysis with the views and information of other securities firms. The portfolio may use Salomon Smith Barney or a Salomon Smith Barney affiliated broker in connection with the purchase or sale of securities when SSB Citi believes that the broker's charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Salomon Smith Barney as a broker in connection with entering into options and futures contracts. The portfolio paid no brokerage commissions in the last fiscal year.

   As the portfolio's administrator, SSB Citi generally manages all aspects of the portfolio's administration and operation. The portfolio pays SSB Citi a fee for administration services that is computed daily and paid monthly at the annual rate of 0.20% of the portfolio's average daily net assets. The combined annual rate of fees paid by the portfolio for advisory and administrative services is higher than the rates for similar services paid by other publicly offered, closed-end management investment companies that have investment objectives and policies similar to those of the portfolio.


  Portfolio Management

   John C. Bianchi, Vice President and Investment Officer of the portfolio, is primarily responsible for the management of the portfolio's assets. Mr. Bianchi has served the portfolio in this capacity since the portfolio commenced operations in 1992 and manages the day-to-day operations of the portfolio, including making all investment decisions. Mr. Bianchi is a Managing Director of SSB Citi and, as such, is the senior asset manager for investment companies and other accounts investing in high yield securities.

Dividends and Distributions; Dividend Reinvestment Plan


   The portfolio expects to pay monthly dividends of net investment income (that is, income other than net realized capital gains) to the holders of the common stock. Under the portfolio's current policy, which may be changed at any time by its Board of Directors, the portfolio's monthly dividends will be made at a level that reflects the past and projected performance of the portfolio, which policy over time will result in the distribution of substantially all the net investment income of the portfolio. Expenses of the portfolio are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year. The portfolio may pay additional distributions and dividends at other times if necessary to avoid a federal tax.

   Under the portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the portfolio reinvested automatically by the transfer agent as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to portfolio shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of the transfer agent as dividend-paying agent.

   If the portfolio declares a dividend or capital gains distribution payable either in shares of common stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of common stock. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the Valuation Date (as defined below), Plan participants will be issued shares of common stock valued at the net asset value most recently determined as described below under "Net Asset Value" or, if net asset value is less than 95% of the current market price of the common stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a NYSE trading day, the immediately preceding trading day.

   If the market price of the common stock is less than the net asset value of the common stock, or if the portfolio declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Salomon Smith Barney, as purchasing agent for Plan participants, will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before the purchasing agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the purchasing agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the portfolio at net asset value. Additionally, if the market price exceeds the net asset value of shares before the purchasing agent has completed its purchases, the purchasing agent is permitted to cease purchasing shares and the portfolio may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the purchasing agent has terminated open market purchases and the portfolio has issued the remaining shares, the number of shares received by the participant in respect to the cash dividend or capital gains distribution will be based on the weighted average prices paid for shares purchased in the open market and the price at which the portfolio issues the remaining shares. All cash received as a dividend or capital gains distribution will be applied to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

   The transfer agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital distributions.

   Common stock in the account of each Plan participant will be held by the transfer agent in uncertificated form in the name of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The transfer agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the portfolio. No brokerage charges apply with respect to shares of common stock issued directly by the portfolio as a result of dividends or capital gains distributions payable either in common stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

   Experience under the Plan may indicate that changes to it are desirable. The portfolio reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by the transfer agent, with the portfolio's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710.

Net Asset Value

   The net asset value of shares of the common stock is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on each day on which the NYSE is open for trading. The portfolio reserves the right to cause its net asset value to be calculated on a less frequent basis as determined by the portfolio's Board of Directors. For purposes of determining net asset value, futures contracts and options on futures contracts will be valued 15 minutes after the close of regular trading on the NYSE.

   Net asset value per share of common stock is calculated by dividing the value of the portfolio's total assets less liabilities by the number of shares outstanding. In general, the portfolio's investments will be valued at market value, or in the absence of market value, at fair value as determined by or under the direction of the portfolio's Board of Directors. Portfolio securities which are traded primarily on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Directors has determined that amortized cost is fair value.

   The valuation of the portfolio's assets is made by SSB Citi after consultation with an independent pricing service (the "Service") approved by the portfolio's Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Service, no readily obtainable market quotation is available, are carried at fair value as determined by the Service, based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed periodically by the officers of the portfolio under the general supervision and responsibility of the Board of Directors, which may replace the Service at any time if it determines it to be in the best interests of the portfolio to do so.

Taxes

   The following is a summary of the material federal tax considerations affecting the portfolio and portfolio shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, and/or foreign tax applications to consider. Because taxes are a complex matter, you are urged to consult your tax advisor for more detailed information with respect to the tax consequences of any investment.

   The portfolio intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company so long as such qualification is in the best interests of its shareholders. In each taxable year that the portfolio qualifies, the portfolio will pay no federal income tax on its investment company taxable income and net long-term capital gain that is distributed to its shareholders.

   Dividends paid from net investment income and net realized short-term capital gain are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term capital gain, derived from the sale of securities held by the portfolio for more than one year or certain other sources, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned portfolio shares.

   Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional shares. A portion of the dividends paid by the portfolio may qualify for the corporate dividends received deduction. Dividends consisting of interest from U.S. government securities may be exempt from state and local income taxes. The portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

   A shareholder's gain or loss on the sale of portfolio shares generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at disposition. In some circumstances, sales to the portfolio e.g., in connection with a tender offer, may be subject to different tax rules. A loss realized by a shareholder on the disposition of portfolio shares owned for six months or less will be treated as a long-term capital loss to the extent that a capital gain dividend had been distributed on such shares.

   The portfolio is required to withhold ("backup withholding") 31% of all dividends, capital gain distributions, and the proceeds of any repurchase, regardless of whether gain or loss is realized upon the repurchase, for shareholders who do not provide the portfolio with a correct taxpayer identification number (social security or employer identification number) and any required certifications. Withholding from the proceeds of open-market sales and from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholder's federal income tax return.

Description of Common Stock

   No shares of common stock, other than those currently outstanding, are offered for sale pursuant to this prospectus. All shares of common stock have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation. Shares of common stock will be fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. A majority of the votes cast at any meeting of shareholders is sufficient to take or authorize action, except for election of Directors or as otherwise provided in the portfolio's Articles of Incorporation as described under "Certain Provisions of the Articles of Incorporation."

   Under the rules of the NYSE applicable to listed companies, the portfolio will be required to hold an annual meeting of shareholders in each year. If the portfolio's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the portfolio may decide not to hold annual meetings of shareholders. See "Stock Purchases and Tenders."

   The portfolio has no current intention of offering additional shares, except that additional shares may be issued under the Plan. See "Dividends and
Distributions: Dividend Reinvestment Plan." Other offerings of shares, if made, will require approval of the portfolio's Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the portfolio's outstanding shares.

  Common Stock

                                                                           Shares Issued
                                                  Shares                  and Outstanding
    Title of            Shares                Authorized and                   as of
     Class            Authorized                Not Issued                 May 31, 2000
-----------------------------------------------------------------------------------------
  Common Stock        500,000,000             456,954,393.202             43,045,606.7980
-----------------------------------------------------------------------------------------

Stock Purchases and Tenders

   Although shares of closed-end investment companies sometimes trade at premiums over net asset value, they frequently trade at discounts. Since the portfolio's commencement of operations, the common stock has traded primarily at a slight discount to its net asset value per share. The portfolio cannot predict whether the common stock will continue to trade above, at or below net asset value. The portfolio believes that, if the common stock trades at a discount to net asset value, the share price will not adequately reflect the value of the portfolio to investors and that investors' financial interests will be furthered if the price of the common stock more closely reflects its net asset value. For these reasons, the portfolio's Board of Directors currently intends to consider from time to time repurchases of common stock on the open market or in private transactions or the making of tender offers for common stock.

   The portfolio may repurchase shares of its common stock in the open market or in privately negotiated transactions when the portfolio can do so at prices below their then current net asset value per share on terms that the Board of Directors believes represent a favorable investment opportunity.

   In addition, the Board of Directors currently intends to consider, at least once a year, making an offer to each common stock shareholder of record to purchase at net asset value shares of common stock owned by the shareholder.

   Before authorizing any repurchase of common stock or tender offer to the common stock shareholders, the portfolio's Board of Directors would consider all relevant factors, including the market price of the common stock, its net asset value per share, the liquidity of the portfolio's securities positions, the effect an offer or repurchase might have on the portfolio or its shareholders and relevant market conditions. Any offer would be made in accordance with the requirements of the 1940 Act and the Securities Exchange Act of 1934. Although the matter will be subject to the review of the Board of Directors, a tender offer is not expected to be made if the anticipated benefit to shareholders and the portfolio would not be commensurate with the anticipated cost to the portfolio, or if the number of shares expected to be tendered would not be material.

Certain Provisions of the Articles of Incorporation


   The portfolio's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to (i) acquire control of the portfolio, (ii) cause it to engage in certain transactions or
(iii) modify its structure. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares of common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the portfolio. The provisions include the classification of the Board of Directors and requirements for the approval of substantial majorities of the portfolio's shareholders for certain matters. These provisions are set forth in detail in the SAI.

   The Board of Directors has determined that the increased voting requirements required by the Articles of Incorporation, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the Commission for the full text of their provisions.

Custodian, Transfer Agent, Dividend - Paying Agent and Registrar
<R/>

   PNC Bank, National Association ("PNC"), located at 17th and Chestnut Street, Philadelphia, Pennsylvania 19103, acts as custodian of the portfolio's investments.

   PFPC, located at 101 Federal Square, Boston, Massachusetts 02110, serves as the portfolio's transfer agent, dividend-paying agent and registrar. The transfer agent also serves as agent in connection with the Plan. Neither PNC nor the transfer agent assists in or is responsible for investment decisions involving assets of the portfolio.

   Under the Custody Agreement, PNC holds the portfolio's assets in accordance with the provisions of the 1940 Act. Under the transfer agency and Registrar Agreement, the transfer agent maintains the shareholder account records for the portfolio, distributes dividends and distributions payable by the portfolio and produces statements with respect to account activity for the portfolio and its shareholders. The services to be provided by the transfer agent as agent under the Plan are described under "Dividends and Distributions: Dividend Reinvestment Plan."



Further Information

   Further information concerning the common stock and the portfolio may be found in the Registration Statement, of which this prospectus and the SAI constitute a part, on file with the Commission.

Appendix A

  DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered to be medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some actor the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches.

    Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

P(...) When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

   Note: The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the low end of its generic rating category.

                   DESCRIPTION OF S&P CORPORATE BOND RATINGS:

AAA Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, Bonds rated BB, B, CCC and C are regarded, on balance, as predominantly
CCC,   speculative with respect to the issuer's capacity to pay interest and
CC,C repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI     Bonds rated CI are income bonds on which no interest is being paid.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   + - Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   * - Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

           DESCRIPTION OF FITCH IBCA, INC.'S CORPORATE BOND RATINGS:

   AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

   A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   BB - Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

   B - Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

   CCC, CC, C - Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

   A-1- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3 - The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS INC.

   Duff 1+ - Indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free United States Treasury short-term obligations.

   Duff 1 - Indicates a high certainty of timely payment.

   Duff 2 - Indicates a good certainty of timely payment: liquidity factors and company fundamentals are sound.

THE THOMSON BANKWATCH ("TBW")

   TBW-1 - Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   TBW-2 - While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW- 1.

                    (This page is intentionally left blank.)

                                                  [LOGO OF SALOMON SMITH BARNEY]

                                                 Managed High Income Portfolio
                                                 Inc.

                                                 388 Greenwich Street
                                                 New York, New York 10013

                                                 Common Stock

                                                 FD01148 6/00

All dealers effecting transactions in the portfolio's securities, whether or not participating in this distribution, may be required to give investors a prospectus.

If someone makes a statement about the portfolio that is not in this prospectus, you should not rely upon that information. This prospectus does not offer any security other than the portfolio's shares of common stock. Neither the portfolio nor Salomon Smith Barney is offering to sell shares of the portfolio to any person to whom the portfolio may not lawfully sell its shares.

There may be changes in the portfolio's affairs that occur after the date of the prospectus. The portfolio will publish a supplement to the prospectus if there are any material changes in its business.



MANAGED HIGH INCOME PORTFOLIO INC.

388 Greenwich Street
New York, New York 10013
1-800-451-2010


STATEMENT OF ADDITIONAL INFORMATION

 June 26, 2000


	Managed High Income Portfolio Inc. (the "portfolio") is a diversified closed-end management investment company that seeks a high level of current income with capital appreciation as a secondary objective. Under normal conditions, in seeking its investment objectives, the portfolio will invest at least 65% of its assets in high-yielding corporate bonds, debentures and notes. Up to 35% of its assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the portfolio generally will be rated in the lower categories of nationally recognized statistical rating organizations ("NRSROs"), as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P") or the equivalent rating by another NRSRO, or in unrated securities that the portfolio's investment adviser deems of comparable quality. No assurance can be given that the portfolio will be able to achieve its investment objective.

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current prospectus of the portfolio, dated June 26, 2000, as amended or supplemented from time to time (the "prospectus"), and should be read in conjunction with the prospectus. The prospectus may be obtained from any Salomon Smith Barney Financial Consultant or by writing or calling the portfolio at the address or telephone number set forth above. This SAI, although not itself a prospectus, is incorporated by reference into the prospectus in its entirety.

	No person has been authorized to give any information or to make any representations not contained in the prospectus or this SAI and, if given or made, such information or representations must not be relied upon as having been authorized by the portfolio or the portfolio's investment adviser. The prospectus and this SAI do not constitute an offer to sell or a solicitation of any offer to buy any security other than the shares of common stock, nor does it constitute an offer to sell or a solicitation of an offer to buy the shares of common stock by anyone in any jurisdiction in which the offer or solicitation would be unlawful. Neither the delivery of the prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the portfolio since the date hereof. If any material change occurs while the prospectus is required by law to be delivered, however, the prospectus or this SAI will be supplemented or amended accordingly.


TABLE OF CONTENTS

	Page
Investment Objectives and Policies (see in the
	Prospectus "Investment Objectives and Policies"
	and Appendix A)
2
Portfolio Transactions and Turnover
9
Management of the Portfolio
	10
Taxes (see in the Prospectus "Taxes")
	14
Stock Purchases and Tenders (see in the Prospectus
	"Stock Purchases and Tenders" and
	"Description of Common Stock")
	17
Additional Information (see in the Prospectus
	"Custodian, Transfer Agent, Dividend-Paying
	Agent and Registrar")
	18
Financial Statements
	18

INVESTMENT OBJECTIVES AND POLICIES

	The prospectus discusses the portfolio's investment objectives and the policies it employs to achieve those objectives. The following discussion supplements the description of the portfolio's investment policies in the prospectus.

General

	The portfolio's primary investment objective is high current income, with capital appreciation as a secondary objective. The portfolio seeks to achieve its objectives by investing at least
65% of its assets in high-yielding corporate bonds, debentures and notes. Although the portfolio may invest in securities of any maturity, under current market conditions the portfolio intends that its portfolio of fixed-income securities will have an average remaining maturity of between 5 and 10 years. The portfolio's investment adviser, SSB Citi Fund Management LLC (SSB Citi or the manager) (successor to SSBC Fund Management Inc.) may adjust the portfolio's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. Up to 35% of the portfolio's assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. The portfolio's investment objectives may not be changed without the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the portfolio's outstanding voting shares. No assurance can be given that the portfolio's investment objectives will be achieved.

	The portfolio may make equity investments in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Securities purchased by the portfolio generally will be rated in the lower categories of NRSROs, as low as C by Moody's or D by S&P or the equivalent rating by another NRSRO, or, if unrated, will be securities that SSB Citi deems of comparable quality. However, the portfolio will not purchase securities that have been assigned a rating lower than B or lower by any NRSRO if, immediately after such purchase, more than 10% of its total assets are invested in such securities. The portfolio may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield.
The portfolio may also invest in higher-rated securities when SSB Citi believes that a more defensive investment strategy is appropriate in light of market or economic conditions. The portfolio also may lend its portfolio securities and purchase or sell securities on a when-issued or delayed-delivery basis.

	The portfolio may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars. In order to mitigate the effects of uncertainty in future exchange rates affecting the portfolio's non-dollar investments, the portfolio may engage in currency exchange transactions and currency futures contracts and related options and purchase options on foreign currencies. The portfolio also may hedge against the effects of changes in the value of its investments by entering into interest rate futures contracts and related options.

	Use of Ratings as Investment Criteria. In general, the ratings of NRSROs such as Moody's and S&P represent the opinions of those agencies as to the quality of the securities and long-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective; they are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used as initial criteria for the selection of securities, but the portfolio also will rely upon the independent advice of SSB Citi. Among the factors that will also be considered by SSB Citi in evaluating potential investments are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the portfolio invests in lower-rated and comparable unrated securities, the portfolio's achievement of its investment objectives may be more dependent on SSB Citi's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix to the prospectus contains information concerning the ratings of NRSROs and their significance.

	Subsequent to its purchase by the portfolio, a security may cease to be rated or its rating may be reduced below the rating given at the time the security was acquired by the portfolio. Neither event will require the sale of such securities by the portfolio, but SSB Citi will consider such event in its determination of whether the portfolio should continue to hold the security. In addition, to the extent the ratings change as a result of changes in the rating systems or due to a corporate restructuring of an NRSRO, the portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

	As more fully described in the prospectus, the markets in which low-rated securities or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. Accordingly, the portfolio may be limited as to securities eligible for purchase and may have difficulty obtaining accurate market quotations for portfolio securities, or disposing of portfolio securities at fair value. The market for certain lower-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Investment Techniques

 	The prospectus discusses the investment objectives of the portfolio and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the portfolio may invest, the investment policies that the portfolio may utilize, and certain risks attendant to such investments and policies.

	Money Market Instruments. For defensive purposes, the portfolio may invest, without limitation, in short-term money market instruments rated in the two highest short-term ratings categories by an NRSRO such as Moody's or S&P, the equivalent from another major rating service or comparable unrated securities. Money market securities in which the portfolio typically expects to invest include: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper; and repurchase agreements.

	Futures Contracts and Options on Futures Contracts. As set forth in the prospectus, the portfolio may enter into interest rate and currency futures contracts and may purchase and sell put and call options on such futures contracts. The portfolio will enter into such transactions for hedging purposes or for other appropriate risk management purposes permitted under the rules and regulations of the Commodity Futures Trading Commission (the "CFTC") and the Securities and Exchange Commission (the "SEC").

 	Parties to a futures contract must make initial "margin" deposits to secure performance of the contract. There are also requirements to make "variation" margin deposits from time to time as the value of the futures contract fluctuates. The portfolio is not a commodity pool and, in accordance with CFTC regulations currently in effect, may enter into futures contracts or options on futures contracts (as described below) only for "bona fide hedging" purposes (as defined in CFTC regulations) and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish such positions other than those considered by the CFTC to be for "bona fide hedging" purposes will not exceed 5% of the fair market value of the portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts. In the event that the portfolio enters into short positions in futures contracts as a hedge against a decline in the value of the portfolio's securities, the value of such futures contracts may not exceed the total market value of the portfolio's investments. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the portfolio may enter into futures contracts or engage in options transactions. See "Taxes."

	Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities, call options on futures purchased by the portfolio and put options on futures written by the portfolio, the portfolio will set aside in a segregated account cash, U.S. government securities or other U.S. dollar-denominated, high quality, short-term or other money market instruments at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the portfolio's positions in futures contracts as well as options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or covered in order to eliminate any potential leveraging. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the portfolio is obligated to the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

	The portfolio may either accept or make delivery of cash or the underlying instrument specified at the expiration of a futures contact or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

	The portfolio may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the portfolio in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the portfolio conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the portfolio to the potential of greater losses.

	An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the portfolio, there are no daily cash payments made by the portfolio to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

 	While the portfolio may enter into futures contracts and options on futures contracts for bona fide hedging and other appropriate risk management purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. If, for example, the portfolio had insufficient cash, it may have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it may be disadvantageous to do so.
There may be an imperfect correlation between the portfolio's investments and futures contracts or options on futures contracts entered into by the portfolio, which may prevent the portfolio from achieving the intended hedge or expose the portfolio to risk of loss. Further, the portfolio's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to SSB Citi's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that SSB Citi's judgment in this respect will be correct.

	Lending Securities. Consistent with applicable legal requirements, the portfolio is authorized to lend securities it holds to brokers, dealers and other financial institutions, other than SSB Citi and its affiliates. By lending its securities, the portfolio can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The portfolio will adhere to the following conditions whenever it lends its securities: (1) the portfolio must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the portfolio must be able to terminate the loan at any time; (4) the portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the portfolio's Board of Directors must terminate the loan and regain the portfolio's right to vote the securities. From time to time, the portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the portfolio and that is acting as a "finder."

	Currency Exchange Transactions and Options on Foreign Currencies. In order to protect against uncertainty in the level of future exchange rates, the portfolio may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies. The portfolio will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies.

	The portfolio's dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the portfolio generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. The portfolio may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency. If the portfolio enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the portfolio cash or readily marketable securities in an amount equal to the value of the portfolio's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

	At or before the maturity of a forward contract, the portfolio may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency that it has agreed to purchase exceeds the price of the currency it has agreed to sell.

	The cost to the portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

	The portfolio may purchase put options on a foreign currency in which securities held by the portfolio are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. The portfolio may purchase a call option on a foreign currency to hedge against an adverse exchange rate of the currency in which a security that it anticipates purchasing is denominated in relation to the currency in which the exercise price is denominated. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.

	The portfolio may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, the portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the portfolio derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates. Options on foreign currencies purchased by the portfolio may be traded on domestic and foreign exchanges or traded over-the-counter.

Investment Restrictions

	The investment restrictions numbered 1 through 12 below have been adopted by the portfolio as fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the portfolio's outstanding voting securities. A "majority of the portfolio's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of the portfolio's common stock present at a meeting of shareholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meetings, or (2) more than 50% of the outstanding shares. Investment restrictions numbered 13 and 14 may be changed by vote of a majority of the Board of Directors at any time. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in applicable percentage resulting from market fluctuations will not require elimination of any security from the portfolio.

	The investment policies adopted by the portfolio prohibit it from:

	1.	Purchasing the securities of any issuer (other than
U.S. government securities) if, as a result, more than 5% of the value of the portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the portfolio's total assets may be invested without regard to this 5% limitation.

	2.	Purchasing more than 10% of the voting securities of
any one issuer (other than U.S. government securities), except that up to 25% of the value of the portfolio's total assets may be invested without regard to the 10% limitation.

	3.	Purchasing securities on margin, except that the
portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

	4.	Making short sales of securities or maintaining  a
short position, except that the portfolio may engage in short sales "against the box."

	5.	Borrowing money, except that (a) the portfolio may
borrow from banks for temporary or emergency (not leveraging) purposes in an amount not exceeding 10% of the value of the portfolio's total assets (including the amount borrowed) valued at the time the borrowing is made and (b) the portfolio may enter into futures contacts. Whenever borrowings described in (a) exceed 5% of the value of the portfolio's total assets, the portfolio will not make any additional investments.

	6.	Pledging, hypothecating, mortgaging or otherwise
encumbering more than 10% of the value of the portfolio's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of options, the purchase of securities on a when-issued or delayed-delivery basis and the entry into forward currency contracts and securities lending transactions and (b) collateral arrangements with respect to options transactions and margin for futures contracts and options on futures contracts, will not be deemed to be pledges of the portfolio's assets.

	7.	Underwriting the securities of other issuers, except
insofar as the portfolio may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), by virtue of disposing of portfolio securities.

	8.	Purchasing or selling real estate or interests in real
estate, except that the portfolio may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.

	9.	Investing in commodities, except that the portfolio
may invest in futures contracts and options on futures contracts and options on currencies as described under "Investment
Objectives and Policies."

	10.	Making loans to others, except through the purchase of
qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the portfolio's investment objectives and policies.

	11.	Investing in securities of other investment companies
registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange or to the extent permitted by the 1940 Act.

	12.	Purchasing any securities which would cause more than
25% of the value of the portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there shall be no limit on the purchase of U.S. government securities.

	13.	Investing in illiquid securities, including repurchase
agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, if more than 15% of the net assets of the portfolio would be invested in such securities.

	14.	Making investments for the purpose of exercising
control or management. This restriction shall not limit the portfolio's ability to participate on committees seeking to include the reorganization of portfolio companies.

PORTFOLIO TRANSACTIONS AND TURNOVER

 	Portfolio Transactions. The portfolio's securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears the best price or execution will be obtained; those dealers may be acting as either agents or principal. Usually no brokerage commissions, as such, are paid by the portfolio for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The purchase price paid by the portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. The portfolio did not pay any in brokerage commissions for the fiscal year ended February 29, 2000.

	Allocation of transactions, including their frequency, to various dealers is determined by SSB Citi in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to SSB Citi may receive orders for portfolio transactions by the portfolio. Information so received is in addition to, and not in lieu of, services required to be performed by SSB Citi, and the fees of SSB Citi are not reduced as a consequence of their receipt of such supplemental information. Such information may be useful to SSB Citi in serving both the portfolio and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to SSB Citi in carrying out its obligations to the portfolio.

	The portfolio will not purchase securities during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney or its affiliates are members, except to the extent permitted by the SEC. Under certain circumstances, the portfolio may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation.

 	While investment decisions for the portfolio are made independently from those of the other accounts managed by SSB Citi, investments of the type the portfolio may make also may be made by those other accounts. When the portfolio and one or more other accounts managed by SSB Citi are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SSB Citi to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the portfolio or the size of the position obtained or disposed of by the portfolio.

	The portfolio's Board of Directors will review periodically the commissions paid by the portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the portfolio.

	Portfolio Turnover. The portfolio turnover rate (the lesser of the portfolio's purchases or sales of portfolio securities during the last fiscal year, excluding any security the maturity of which at the time of acquisition is one year or less, divided by the average monthly value of portfolio securities) generally is not expected to exceed 150%, but the turnover rate will not be a limiting factor whenever the portfolio deems it desirable to sell or purchase securities. For the fiscal year ended February 29, 2000, the portfolio turnover rate was 80%.

MANAGEMENT OF THE PORTFOLIO

Directors and Executive Officers of the Portfolio

 	The overall management of the business and affairs of the portfolio is vested in its Board of Directors. The Board of Directors approves all significant agreements between the portfolio and persons or companies furnishing services to it, including the portfolio's agreements with its investment adviser and administrator, custodian, transfer agent, dividend paying agent, registrar and plan agent. The day-to-day operations of the portfolio are delegated to its officers and to SSB Citi, subject always to the investment objectives and polices of the portfolio and to general supervision by the portfolio's Board of Directors.

	The Directors and Executive Officers of the portfolio, their addresses and information as to their principal business occupations during the past five years are shown in the table below:


Name and Address
Positions Held
With the Portfolio
Principal Occupations
During Past 5 Years and Age



*Heath B. McLendon
388 Greenwich Street
New York, NY 10013
Chairman of the Board
of Directors, Chief
Executive Officer
Managing Director of
Salomon Smith Barney Inc.
("Salomon Smith Barney");
Chairman or Co-Chairman of
seventy-one Investment
companies managed by
affiliates of Citigroup
Inc. ("Citigroup");
Formerly Chairman of Smith
Barney Strategy Advisers
Inc.; Director and
President of SSB Citi and
of Travelers Investment
Adviser, Inc. ("TIA"); age
67.



*Paolo M. Cucchi
Dean of College of
Liberal Arts
Drew University
Madison, NJ 07940

Director
Dean of the College of
Liberal Arts at Drew
University; Director of one
investment company managed
by affiliates of Salomon
Smith Barney; age 58.


* Director and/or trustee of other registered investment companies with which Salomon Smith Barney is affiliated.




Name and Address
Positions Held
With the Portfolio
Principal Occupations
During Past 5 Years and Age


*Paul M. Hardin
12083 Morehead
Chapel Hill, NC 27514-
8426
Director
Chancellor Emeritus and
Professor of Law at the
University of North
Carolina at Chapel Hill and
a Director of the Summit
Banc Corporation; Director
of fourteen Investment
companies managed by
affiliates of Salomon Smith
Barney.; Prior to July
1995, Chancellor at the
University of North
Carolina at Chapel Hill;
age 68.



*George M. Pavia
Pavia & Harcourt
600 Madison Avenue
New York, NY 10022
Director
Senior Partner, Pavia &
Harcourt, Attorneys.
Director of two investment
companies managed by
affiliates of Salomon Smith
Barney; age 72.



John C. Bianchi
388 Greenwich Street
New York, NY 10013
Vice President and
Investment Officer
Managing Director of
Salomon Smith Barney; age
44.



Lewis E. Daidone
388 Greenwich Street
New York, NY 10013
Senior Vice President
and Treasurer
Managing Director of
Salomon Smith Barney;
Senior Vice President or
Executive Vice President
and Treasurer of sixty-one
investment companies
managed by affiliates of
Citigroup; Director and
Senior Vice President SSB
Citi and TIA; age 42.



Christina T. Sydor
388 Greenwich Street
New York, NY 10013
Secretary
Managing Director of
Salomon Smith Barney and
Secretary of sixty-one
investment companies
associated with Citigroup;
General Counsel and
Secretary of SSB Citi and
TIA; age 49.


*	Director and/or trustee of other registered investment
companies with which Salomon Smith Barney is affiliated.

	The portfolio pays each of its Directors who is not a director, officer or employee of SSB Citi, or any of its affiliates, an annual fee of $5,000 plus $500 for each in-person meeting and $100 for each telephonic meeting. In addition, the portfolio will reimburse its Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.



For the fiscal year ended February 29, 2000, the Directors of the portfolio were paid the following compensation.


Director(*)
Aggregate Compensation
from the Portfolio
Aggregate Compensation
from the Smith Barney
Mutual Funds






Paolo Cucchi (2)
$ 7,700.00
$19,150.00
**Alessandro di
Montezemolo (2)
$2,475.00
$13,245.00
***Andrea Farace (2)
$5,350.00
$16,100.00
Paul Hardin (14)
$7,700.00
$139,583.00
Heath McLendon (71)
   -----
   -----
George Pavia (2)
$7,100.00
$17,900.00


*	Number of Funds for which Director serves within Salomon Smith
Barney Holdings Inc.
**  Mr. di Montezemolo achieved emeritus status as of July 1,
1999; part of his payment was as a director and part as
emeritus director
***	Mr. Farace resigned as a director as of December 1, 1999.


	Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors together with reasonable out-of-pocket expenses for each meeting attended. During the portfolio's fiscal year ended February 29, 2000, aggregate compensation paid by the portfolio to Directors Emeritus totaled $5,500.


	Principal Stockholders. There are no persons known to the portfolio to be control persons of the portfolio, as such term is defined in Section 2(a)(9) of the 1940 Act. There is no person known to the portfolio to hold beneficially more than 5% of the outstanding shares of the common stock except as set forth below. The following is the only holder of more than 5% of the outstanding shares of common stock as of June 2, 2000.



Name and Address
of Record Owner
Amount of
Record
Ownership
Percent of
Common Stock
Outstanding



Cede & Co.
as Nominee for The Depository Trust
Company
P.O. Box 20
Bowling Green Station
New York, New York 10004
42,193,189.0000
98.02%


	As of June 2, 2000, the Directors and Officers of the portfolio, as a group, beneficially owned less than 1% of the portfolio's outstanding shares of common stock.

Investment Adviser and Administrator -- SSB Citi

	SSB Citi serves as investment adviser to the portfolio pursuant to a written agreement dated July 30, 1993 (the "Advisory Agreement"), a form of which was most recently approved by the Board of Directors, including a majority of those Directors who are not "interested persons" of the portfolio or SSB Citi ("Non-Interested Directors"), on August 12, 1999. Unless terminated sooner, the Advisory Agreement will continue for successive annual periods thereafter, provided that such continuance is specifically approved at least annually: (1) by a majority vote of the Non-Interested Directors cast in person at a meeting called for the purpose of voting on such approval; and (2) by the Board of Directors or by a vote of a majority of the outstanding shares of common stock. SSB Citi provides investment advisory and management services to investment companies affiliated with
Salomon Smith Barney.   Salomon Smith Barney is a wholly-owned
subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly-owned subsidiary of Citigroup Inc., a diversified financial services holding company engaged through its subsidiaries principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. SSB Citi pays the salary of any officer or employee who is employed by both it and the portfolio. SSB Citi bears all expenses in connection with the performance of its services as investment adviser. For services rendered to the portfolio, SSB Citi receives from the portfolio a fee, computed and paid monthly at the annual rate of 0.90% of the value of the portfolio's average daily net assets. For the fiscal years ended February 28, 1998, February 28, 1999 and February 29, 2000, total investment advisory fees paid by the portfolio amounted to $4,548,319, $4,469,951, and $4,145,340, respectively. For the fiscal year ended February 29, 2000 the manager waived investment advisory fees of $167,472 for the portfolio.

	Under the Advisory Agreement, SSB Citi will not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio in connection with the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SSB Citi in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreement is terminable by vote of the Board of Directors or by the holders of a majority of the common stock, at any time without penalty, on 60 days' written notice to SSB Citi. The Advisory agreement may also be terminated by SSB Citi on 90 days' written notice to the portfolio. The Advisory Agreement terminates automatically upon its assignment.

	SSB Citi also serves as administrator to the portfolio pursuant to a written agreement dated May 18, 1994 (the "Administration Agreement"), which was last approved by the Board of Directors of the portfolio, including a majority of the Non-Interested Directors, on August 12, 1999. Pursuant to the Administration Agreement, SSB Citi pays the salaries of all officers and employees who are employed both by it and the portfolio, assists in providing accounting, financial and tax support relating to portfolio management, prepares and coordinates communications to shareholders and provides the portfolio with certain legal, accounting and financial reporting and corporate secretarial services. As compensation for SSB Citi's services, the portfolio pays a fee, computed daily and paid monthly, at the annual rate of 0.20% of the portfolio's average daily net assets. For the fiscal years ended February 28, 1998, February 28, 1999 and February 29, 2000, total administration fees paid by the portfolio amounted to $1,010,715, $993,322 and $921,187, respectively.

	Pursuant to the Administration Agreement, SSB Citi will exercise its best judgment in rendering services to the portfolio. SSB Citi will not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio in connection with the matters to which the Administration Agreement relates, except by reason of SSB Citi's reckless disregard of obligations and duties under the Administration Agreement.

	The Administration Agreement will continue automatically for successive annual periods provided that such continuance is approved at least annually by the Board of Directors of the portfolio, including a majority of the Non-Interested Directors, by vote cast in person at a meeting called for the purpose of voting such approval. The Agreement is terminable, without penalty, upon 60 days' written notice, by the Board of Directors of the portfolio or by vote of holders of a majority of the portfolio's shares of common stock, or upon 90 days' written notice by SSB Citi.

	The portfolio bears expenses incurred in its operation, including: fees of the investment adviser and administrator; taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Salomon Smith Barney; SEC fees and state blue sky qualification fees; charges of the custodian; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of any independent pricing service; costs of maintaining corporate existence; costs attributable to investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to shareholders; shareholders' reports and corporate meetings of the officers, Board of Directors and shareholders of the portfolio.

Code of Ethics

	Pursuant to Rule 17j-1 of the 1940 Act, the portfolio, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

	A copy of the portfolio's Code of Ethics is on file with the SEC.

TAXES

	The discussion set out below of tax considerations generally affecting the portfolio and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders.

Taxation of the Portfolio and its Investments

	The portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. So long as it continues to qualify as a regulated investment company, the portfolio will pay no federal income taxes on its investment company taxable income (that is, taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains") or on its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M of the Code, the portfolio must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the portfolio's business of investing in stock, securities or foreign currencies (3) diversify its holdings so that, at the end of each quarter of the portfolio's taxable year
(a) at least 50% of the market value of the portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the portfolio's assets and not greater than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the portfolio's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the portfolio controls and which are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the portfolio will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. The portfolio expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

	The portfolio's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the portfolio, defer portfolio losses and cause the portfolio to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. The provisions also (1) will require the portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (2) may cause the portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment.

 	At February 29, 2000, the unused capital loss carryovers of the portfolio were approximately $57,559 as follows: For Federal income tax purposes, these amounts are available to be applied against future securities gains, if any, realized. The carryovers expire as follows:


							February 28,



2003
2004
2005
2007
2008
Carryforward Amount
$9,404
$18,115
$239
$2,616
$27,185


Taxation of the Portfolio's Shareholders

	Dividends paid from the portfolio's net investment income and distributions of the portfolio's net realized short-term capital gains are taxable to shareholders of the portfolio as ordinary income, regardless of the length of time shareholders have held their portfolio shares and whether the dividends or distributions are received in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in shares and regardless of how long the shareholder has held the portfolio shares. As a general rule, a shareholder's gain or loss on a sale of his portfolio shares will be a long-term gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. If the portfolio invests in equity securities, a portion of the dividends and distributions paid by the portfolio may qualify for the federal dividends-received deduction for corporations.

Dividend Reinvestment Plan

	A shareholder of the portfolio receiving dividends or distributions in additional shares pursuant to the portfolio's Dividend Reinvestment Plan (the "Plan") should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

Sale of Shares

	Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the portfolio under the Plan, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a portfolio share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Tender Offers to Purchase Shares

	Under current law, a holder of common stock who tenders all shares of common stock owned by such shareholder and any shares considered owned by such shareholder under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period of the shares. If a holder of common stock tenders less than all shares owned by and attributed to such shareholder (or if the portfolio purchases only some of the shares tendered by a holder of common stock), and if the distribution to such shareholder does not otherwise qualify as an exchange under the Code, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the portfolio's earnings and profits and the shareholder's basis in the tendered shares.

Statements and Notices

	Each shareholder will receive an annual statement as to the federal income tax status of the dividends and distributions from the portfolio for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the portfolio's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the portfolio to its shareholders during the preceding year.

Backup Withholding

 	If a shareholder fails to furnish a correct taxpayer identification number, or fails to certify that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sale or redemption of shares of common stock. An individual's taxpayer identification number is that individual's social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.


Other Taxes

	Dividends and distributions also may be subject to state, local, and foreign taxes depending on each shareholder's particular situation.

	THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSEQUENCES AFFECTING THE PORTFOLIO AND ITS SHAREHOLDERS. SHAREHOLDERS ARE
ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE
PORTFOLIO.

STOCK PURCHASES AND TENDERS

	 The portfolio may repurchase shares of its common stock in the open market or in privately negotiated transactions when the Portfolio can do so at prices below their then current net asset value per share on terms that the portfolio's Board of Directors believes represent a favorable investment opportunity. In addition, the Board of Directors currently intends to consider, at least once a year, making an offer to each shareholder of record to purchase at net asset value shares of common stock owned by the shareholders.

	No assurance can be given that repurchases and/or tenders will result in the portfolio's shares trading at a price that is equal to their net asset value. The market prices of the portfolio's shares will, among other things, be determined by the relative demand for and supply of the shares in the market, the portfolio's investment performance, the portfolio's dividends and yields and investor perception of the portfolio's overall attractiveness as an investment as compared with other investment alternatives. The portfolio's acquisition of common stock will decrease the total assets of the portfolio and therefore may have the effect of increasing the portfolio's expense ratio. The portfolio may borrow money to finance the repurchase of shares subject to the limitations described in the prospectus and this SAI. Any interest on the borrowings will reduce the portfolio's net income. Because of the nature of the portfolio's investment objectives, policies and securities holdings, SSB Citi does not anticipate that repurchases and tenders will have an adverse effect on the portfolio's investment performance and does not anticipate any material difficulty in disposing of securities to consummate common stock repurchases and tenders.

	When a tender offer is authorized to be made by the portfolio's Board of Directors, it will be an offer to purchase at a price equal to the net asset value of all (but not less than all) of the shares owned by the shareholder (or attributed to him for federal income tax purposes under Section 38 of the Code). A shareholder who tenders all shares owned or considered owned by him, as required, will realize a taxable gain or loss depending upon his basis in those shares.

	If the portfolio liquidates securities in order to repurchase shares of common stock, the portfolio may realize gains and losses. These gains, if any, may be realized on securities held for less than three months. The portfolio turnover rate of the portfolio may or may not be affected by the portfolio's repurchases of shares of common stock pursuant to a tender offer.


ADDITIONAL INFORMATION

Legal Matters

	Willkie Farr & Gallagher serves as legal counsel to the portfolio. The Non-Interested Directors have selected Stroock &
Stroock & Lavan LLP as their counsel.

Independent Public Accountants

 	KPMG LLP, 757 Third Avenue, New York, NY 10017, has been selected as the portfolio's independent auditor to examine and report on the portfolio's financial statements and highlights for the fiscal year ending February 28, 2001.

Custodian and Transfer Agent

	PNC Bank, National Association ("PNC"), located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as the portfolio's custodian pursuant to a custody agreement. Under the custody agreement, PNC holds the portfolio's securities and keeps all necessary accounts and records. The assets of the portfolio are held under bank custodianship in compliance with the 1940 Act.


 	PFPC Global Fund Services (PFPC) (formerly First Data
Investor Services Group, Inc.), located at 101 Federal Street,
Boston, Massachusetts 02110, serves as the portfolio's transfer agent pursuant to a transfer agency agreement. Under the transfer agency agreement, PFPC maintains the shareholder account records for the portfolio, handles certain communications between shareholders and the portfolio, and distributions payable by the portfolio.


FINANCIAL STATEMENTS

	The portfolio sends unaudited semi-annual and audited annual financial statements of the portfolio to shareholders, including a list of the investments held by the portfolio.

	The portfolio's Annual Report of the fiscal year ended February 29, 2000 is incorporated into its Statement of Additional Information by reference in its entirety. A copy of the Annual Report may be obtained from any Smith Barney Financial Consultant or by calling or writing to the portfolio at the telephone number or address set forth on the cover page of this SAI.


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